FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) December 17, 2003

             (Exact name of registrant as specified in its charter)

                           Flexsteel Industries, Inc.
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

          Minnesota                  0-5151                   42-0442319

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         Registrant's telephone number, including area code 563-556-7730


     Item 5. Other Events

     On December 17, 2003, Flexsteel Industries, Inc. announces Monaghan Steps Down; Flexsteel Promotes Four Officers. See the Press Release attached hereto and incorporated herein for further information.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Flexsteel Industries, Inc.

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                                                        (Registrant)



Date:    December 17, 2003                         By:  /s/  R. J. Klosterman

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                                                        R. J. Klosterman
                                                    Financial Vice President &
                                                    Principal Financial Officer